Exhibit 32.1

CERTIFICATION

I, Antony Koblish, President and Chief Executive Officer, and Joseph M. Paiva, Chief Financial Officer, of Orhtovita, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1) The quarterly report on Form 10-Q of the Company for the period ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ANTONY KOBLISH
Antony Koblish
President and Chief Executive Officer
May 7, 2004

JOSEPH M. PAIVA
Joseph M. Paiva
Chief Financial Officer
May 7, 2004

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